UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2015

WRIT MEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	7812	56-2646829
(State or jurisdiction of	(Primary Standard	(I.R.S. Employer
Classification Code Number)	Industrial incorporation)	Identification No.)

8200 Wilshire Blvd. #200, Beverly Hills, California, 90211, 310-461-3737

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Reverse Stock Split

As reported in our Form 8-K as filed with the Commission on June 29, 2015, on June 17, 2015, our Board of Directors approved a reverse stock split ("Reverse Stock Split") in the form of a 1 for 200 reverse split of the Company's shares of Common Stock. On July 22, 2015 we received confirmation of corporate action by FINRA allowing us thereby to complete the Reverse Stock Split. This corporate action will take effect at the open of business 7/24/2015. The new symbol will be WRITD. The "D" will be removed in 20 business days and the symbol will revert back to the original symbol. The number of shares of Common Stock outstanding after the Reverse Split will be 2,306,061.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIT MEDIA GROUP, INC.

Date: July 23, 2015	By:	/s/ Eric Mitchell
Eric Mitchell
President